                                                                   Exhibit 10.32

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, BC-GFS LLC, a Delaware limited liability company ("Assignor"), hereby assigns, transfers and sets over to GFS Alderwood LLC, a Washington limited liability company ("Assignee"), all of Assignor's right, title and interest with respect to the real property and improvements commonly known as the Alderwood Park Apartments, located in Lynnwood, Washington and legally described on Exhibit A attached hereto, under that certain Real Estate Sale Agreement dated July 11, 2002, as amended by that certain Reinstatement and First Amendment dated October 23, 2002 (collectively, the "Agreement"), originally between ERP Operating Limited Partnership, an Illinois limited partnership, EQR-Alderwood Limited Partnership, a Washington limited partnership, and EQR-Wellington, L.L.C., a Delaware limited liability company, as Sellers, and Goodman Financial Services, Inc. ("Goodman") as Purchaser, and assigned by Goodman to Assignor pursuant to that certain Assignment of Real Estate Sale Agreement of even date herewith.

     DATED this 16th day of December, 2002.

     ASSIGNOR:                    BC-GFS LLC,
                                  a Delaware limited liability company

                                  By:  GFS Equity Management LLC, a
                                       Washington limited liability company,
                                       its manager


                                       By:  /s/ John A. Goodman
                                          -----------------------------------
                                            John A. Goodman, Manager

     ASSIGNEE:                    GFS ALDERWOOD LLC,
                                  a Washington limited liability company

                                  By: BC-GFS LLC, a Delaware limited liability company, its manager

                                       By:   GFS Equity Management LLC, a
                                             Washington limited liability
                                             company, its manager


                                             By: /s/ John A. Goodman
                                                --------------------------------
                                                 John A. Goodman, Manager

                                    EXHIBIT A

                                LEGAL DESCRIPTiON

PARCEL A:

THE SOUTH HALF OF THE NORTH HALF OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER AND NORTH 20 FEET OF SOUTH HALF OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP 27 NORTH, RANGE 4 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON; EXCEPT THE WEST 40 FEET THEREOF CONVEYED TO THE CITY OF LYNNWOOD BY DEED RECORDED UNDER RECORDING NO. 7901030238; ALSO EXCEPT THE NORTH 1 FOOT OF THE EAST 401 FEET THEREOF CONVEYED TO THE CITY OF LYNNWOOD BY DEED RECORDED UNDER RECORDING NO. 8009100136.
ASSESSORS PARCEL NO. 27041500100100

PARCEL B:

THOSE CERTAIN EMERGENCY VEHICLE ACCESS EASEMENT AND STORM DRAINAGE SEWER EASEMENTS RIGHTS OVER AND ACROSS A PORTION OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 15, TOWNSHIP 27 NORTH, RANGE 4 EAST, W.M., IN SNOHOMISH COUNTY, WASHINGTON, AS MORE FULLY DESCRIBED IN THAT CERTAIN "EASEMENT AND. AGREEMENT" RECORDED JULY 6, 1982, UNDER RECORDING NO. 8207060176; EXCEPT THEREFROM ANY PORTION THEREOF LYING WITHIN A PUBLIC STREET.

PARCEL C:

THOSE CERTAIN EASEMENTS FOR SLOPES SUPPORT, GRADING, INSTALLATION OF RIP-RAP AND EXCAVATING AS DESCRIBED IN THAT CERTAIN "EASEMENT AND AGREEMENT" RECORDED NOVEMBER 3, 1982 UNDER RECORDING NO. 8211030208.